UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2026

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Boulevard,
St. Louis,	Missouri	63105
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (314) 725-4477
(Former Name or Former Address, if Changed Since Last Report): N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value	CNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

(a) On July 28, 2026, we issued a press release announcing our financial results for the second quarter ended June 30, 2026. The full text of the press release is included as Exhibit 99.1 to this report. The information contained in the website cited in the press release is not a part of this report.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(a) On July 23, 2026, Director Kenneth Burdick notified Centene Corporation (the Company) of his resignation from the Board of Directors (the Board), including from his service on the Quality and Compliance Committee, effective July 28, 2026. His resignation was not the result of any dispute or disagreement with the Company or the Company's Board on any matter relating to the operations, policies or practices of the Company.

(d) Effective July 28, 2026, the Board elected Paul Diaz to the Board to fill the vacancy created by Mr. Burdick's resignation, with a term expiring at the Company's 2027 annual meeting of stockholders. He was appointed to serve as a member of the Audit Committee and the Quality and Compliance Committee.

Mr. Diaz has served as a Managing Partner at Cressey & Company, a private equity firm focusing on healthcare, since May 2025. Prior to that, he served as Director, President and CEO of Myriad Genetics, Inc., a publicly-traded genetic testing and precision medicine company from August 2020 to April 2025. Prior to that, he was a partner with Cressey from 2016 to 2020. Prior to that, he served with Kindred Healthcare, a Fortune 500 Company and one of the largest providers of healthcare services in the United States, from 2002 to 2018. He was the President and CEO of Kindred Healthcare from 2004 to 2015 and a director from 2004 to 2018.

Mr. Diaz will participate in the Company's standard non-employee director compensation program as described in the Company's proxy statement filed with the SEC on March 27, 2026.

There are no arrangements or understandings pursuant to which Mr. Diaz has been elected as a director of the Company. There are no family relationships between Mr. Diaz and any director or executive officer of the Company. There are no related party transactions in respect of the Company of the kind described in Item 404(a) of Regulation S-K in which Mr. Diaz was a participant.

ITEM 7.01 REGULATION FD DISCLOSURE

A copy of the press release announcing the events described in Item 5.02 above is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits
EXHIBIT INDEX

Exhibit Number	Description
99.1*	Press release of Centene Corporation issued July 28, 2026 as to financial results for the second quarter ended June 30, 2026
99.2*	Press release dated July 28, 2026
104	Cover page information from Centene Corporation’s Current Report on Form 8-K filed on July 28, 2026 formatted in Inline Extensible Business Reporting Language (iXBRL).

*	The information contained in Exhibits 99.1 and 99.2 attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

The information contained in Item 2.02, Item 7.01, Exhibit 99.1 and Exhibit 99.2 attached hereto shall be deemed to be "furnished" and not "filed" for purpose of Section 18 of the Securities Exchange Act of 1934 and shall not otherwise be subject to the liabilities of that section. Nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date:	July 28, 2026	By:	/s/ ANDREW L. ASHER
Andrew L. Asher Executive Vice President & Chief Financial Officer